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                            CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350, to the best of my knowledge the undersigned officer of the KeyCorp 401(k) Savings Plan (the "Plan"), hereby certifies that the Plan's Annual Report on Form 11-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

June 26, 2003

                                     KEYCORP 401(K) SAVINGS PLAN


                                     /s/ Gary A. Ragonese
                                     -----------------------------
                                     Gary A. Ragonese
                                     Vice President and Senior Manager
                                     Compensation and Benefits Accounting
                                     (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.